UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2022

VALVOLINE INC.

(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2022, Valvoline Inc., a Kentucky corporation (“Valvoline”), Gateway Velocity Holding Corp., a Delaware corporation (“Purchaser”), and, solely for certain purposes set forth in the Purchase Agreement (as defined below), Aramco Overseas Company B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands, entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from Valvoline and certain of its wholly-owned subsidiaries all of the issued and outstanding equity interests of VGP Holdings LLC (the “Transaction”), which after giving effect to the Pre-Closing Reorganization (as defined in the Purchase Agreement) will hold all of the issued and outstanding equity interests in the companies that, along with their respective subsidiaries, operate Valvoline’s Global Products business (the “Business”).

The purchase price to be paid to Valvoline in connection with the Transaction is $2.65 billion in cash (the “Purchase Price”), subject to certain customary adjustments as set forth in the Purchase Agreement.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain required regulatory and third party consents and approvals.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, Valvoline agrees to cause its subsidiaries to operate the Business in the ordinary course of business in substantially the same manner as previously conducted and to, among other things, use commercially reasonable efforts to preserve substantially intact the business organizations, operations and goodwill of the Business.

The Purchase Agreement includes customary termination provisions for both Valvoline and Purchaser. Both Valvoline and Purchaser will have the right to terminate the Purchase Agreement if the closing has not occurred on or prior to April 30, 2023, subject to a three month extension (to July 31, 2023) in the event that conditions relating to specified regulatory approvals have not been satisfied as of that date.

The representations and warranties of Valvoline and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (e) have been included in the Purchase Agreement for the purpose of allocating risk between Valvoline and Purchaser rather than establishing matters as facts and (f) will not survive consummation of the Transaction. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Valvoline or Purchaser or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Valvoline or Purchaser or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Valvoline’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with other information regarding the parties, the Transaction and other documents that Valvoline will file with the U.S. Securities and Exchange Commission (the “SEC”).

Valvoline and Purchaser have also agreed to enter into related transaction agreements at the closing, including a brand agreement (the “Brand Agreement”) and a supply agreement (the “Supply Agreement”). Pursuant to the Brand Agreement, Valvoline will retain ownership of the Valvoline brand for all retail services, including transportation-related retail services, conducted (i) on a business to consumer basis, or (ii) solely with respect to vehicle maintenance or care on all modes of ground transportation, on a business to business basis, in each case, either directly or through a franchisee, licensee, or business partner, whether previously, now, or hereafter rendered, and all marketing, promotion, and advertising thereof. Pursuant to the Supply Agreement, Valvoline will purchase substantially all lubricant and certain ancillary products for its stores in the United States and Canada from the Business, subject to the terms and conditions set forth in the Supply Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2022, Valvoline issued a press release announcing the execution of the Purchase Agreement and certain preliminary unaudited financial results for the third fiscal quarter ended June 30, 2022 (the “Valvoline Press Release”). A copy of the Valvoline Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Additionally, on August 1, 2022, Valvoline presented an investor presentation in connection with the announcement of the Transaction, a copy of which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Form 8-K, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the standalone Retail Services company and any other statements regarding Valvoline’s and Purchaser’s future operations, financial or operating results, capital allocation, debt ratio, anticipated business levels, future earnings, dividend policy, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause Valvoline’s actual results to differ materially from those in the forward-looking statements include: uncertainties as to the timing of the sale of the Business and the risk that the transaction may not be completed in a timely manner or at all, the possibility that any or all of the conditions to the consummation of the sale of the Business may not be satisfied or waived, the effect of the announcement or pendency of the transaction on Valvoline’s ability to retain and hire key personnel and to maintain relationships with customers, supplier and other business partners, risks related to diverting management’s attention from Valvoline’s ongoing business operations, uncertainties as to Valvoline’s ability and the amount of time necessary to realize the expected benefits of the transaction, changes in the economic and financial conditions of Valvoline’s business and uncertainties and matters beyond the control of management and other factors described in the Company’s filings with the SEC, including in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of Valvoline’s most recently filed periodic reports on Forms 10-K and 10-Q, which are available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Equity Purchase Agreement, dated as of July 31, 2022, among Valvoline Inc., Gateway Velocity Holding Corp. and Aramco Overseas Company B.V.

99.1	Valvoline Press Release, dated August 1, 2022.

99.2	Investor Presentation, dated as of August 1, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Valvoline hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2022

VALVOLINE INC.
(Registrant)

/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer